CHINA JO-JO DRUGSTORE
九洲大药房

CHINA JO-JO DRUGSTORE
九洲大药房

China Jo-Jo Drugstores, Inc.

May 4, 2010

Safe Harbor Statement

Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such risks include, but are not limited to, competition in the retail drugstore industry, outpatient medical services industry, changes to management or key personnel, risks associated with conducting business in China, the Company's ability to expand into markets outside of Hangzhou into other parts of Zhejiang province, and other risks detailed in the Company's filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

Company Highlights

Issuer:	China Jo-Jo Drugstores, Inc.
Ticker/Exchange:	CJJDD (to revert to CJJD on May 12, 2010) / NASDAQ Capital Market
Shares Outstanding:	13,500,000(1)
Current Price:	$4.75(2)
Market Capitalization	64.1 million
Revenues LTM 12/31/09 (unaudited)	50.5 million
EBITDA LTM 12/31/09 (unaudited)	10.4 million
Store locations 4/30/10	29 (Hangzhou)
Estimated locations by 3/31/11	60 (within Zhejiang Province)

(1) As of April 23, 2010, the underwriters for the Company's financing that closed on 4/27/10 have the option to purchase 525,000 additional shares at $5.00 through June 11, 2010
(2) As of April 30, 2010.

CHINA JO-JO DRUGSTORE
九洲大药房

Company Overview

Company Overview

- Established in 2003 in Hangzhou, Zhejiang Province, China
- Each of the Company's store locations provide:
  - Prescription drugs, over-the-counter ("OTC") drugs, traditional Chinese medicine ("TCM"), personal care products, family care products, convenience care products and other sundries
  - Access to licensed physicians providing consultations
- The Company has two clinics adjacent to two stores that are open to the general public, providing outpatient services, including eastern medical services such as acupuncture and cupping
- 80% of sales are in cash and 15% are through government medical insurance program (collected within 30 days)






Store Locations

- **29 stores currently within the city of Hangzhou, capital of Zhejiang Province**
  - Population of 8 million at the end of 2008[1]
  - City GDP increased from RMB 251.5 billion in 2004 to RMB 509.9 billion in 2009[2]
  - Income per capita increased from RMB 14,301 to RMB 27,035 in 2008[3]

- **Company plans to expand within Zhejiang Province up to 200 locations**
  - Zhejiang Province's population was 47.2 million at the end of 2008[4]
  - Five cities with population of over four million, eight cities with over one million
  - Province GDP increased from RMB 1.2 trillion in 2004 to 2.1 trillion in 2008[5]


Beijing
Shanghai
Zhejiang
Hong Kong


Jiangsu Province
Wuxi
Shanghai
Anhui Province
Huzhou
Jiaxing
Hangzhou
Huangshan
Tunxi
Shaoxing
Zhoushan
Ningbo
Jiujiang
Jingdezhen
Quzhou
Yiwu
Jinhua
Zhejiang Province
Taizhou
Nanchang
Lishui
Jiangxi Province
Wenzhou
TravelChinaGuide.com
Fujian Province

Sources
(1)(4) Zhejiang Bureau of Statistics
(2)(3)(5) China National Bureau of Statistics

Strong, Organic Store Expansion

Store Expansion at Fiscal Year Ending March 31,
(Cumulative Number of Stores)


35
30
25
20
15
10
5
-
1
3
3
4
9
18
25
33
2004A
2005A
2006A
2007A
2008A
2009A
2010A
7/31/10
Projected

- As of April 30, 2010, Company operates 29 stores.
- The Company expects to gain more market share in Hangzhou and the greater Zhejiang market through organic development and acquisitions

CHINA JO-JO DRUGSTORE
九洲大药房

Diverse Revenue Streams

- Sales are derived from prescription drugs, OTC drugs, nutritional supplements, TCM, sundries and medical devices

Percent of Revenues



Nine Months Ended Dec. 31, 2009:
Prescription Drugs
OTC Drugs
Sundries
TCM
Nutritional Supplement
Medical Devices
36%
31%
12%
14%
3%
5%

Total Revenue: $38,863,743



Nine Months Ended Dec. 31, 2008:
Prescription Drugs
OTC Drugs
Sundries
TCM
Nutritional Supplement
Medical Devices
37%
26%
17%
11%
4%
6%

Total Revenue: $33,096,321

Source: Company 10-Q filed on Feb. 8, 2010

CHINA JO-JO DRUGSTORE
九洲大药房

Outsourced Distribution and Logistics

- Distribution is outsourced to Zhejiang Yingte Logistics Co., Ltd. ("Yingte Logistics")
- Yingte Logistics is certified by Zhejiang Province to distribute medical and other products
- Over 50,000 square feet of exclusive use
- 50 store capacity with ease of expansion
- Automated inventory management




22



Competitive Landscape in Hangzhou

- Hangzhou is home to approximately 1,000 drugstores, the majority of which are independently operated

- A handful of retail chains exist, including:

  - **China Nepstar Chain Drugstore (NPD):**
    - Nationwide drugstore chain with 185+ branches in Hangzhou
    - Store size: 60 – 150 square meters
    - Roll up model
    - Sells private-label and branded products

  - **Lao Bai Xing Grand Pharmacy:**
    - Nationwide chain with eight branches located within Hangzhou and approximately 30 in Zhejiang Province
    - Sells private-label and branded products

  - **Tian Tian Hao Grand Pharmacy:**
    - Approximately 30 stores in Hangzhou
    - Sells generic brands

- The fragmented market provides ample acquisition and growth opportunities

Key Areas of Differentiation

- Quality, third-party brands versus private labels and generics
- No retail competitors provide a pharmacy, physician consultations and outpatient health care services under one roof
  - All locations have scheduled physician hours
  - Physician access and consultation drives pharmacy sales
  - Variety of on-site out-patient services at two store locations provide alternative to hospital services
- Active loyalty/membership program with over 500,000 members
  - Part of extensive pre-marketing effort before store openings
  - Engages the customer and allows for customer behavioral analysis
  - Offers incentives including lower prices
- Larger average retail footprint
- Sales force complemented by 300 reps from product manufacturers, enhancing customer experience
- Significant revenue and profit contribution from high margin TCM products



Side-by-Side Comparison with China Nepstar Chain Drugstore

	China Jo-Jo Drugstores (CJJDD)	China Nepstar Chain Drugstore (NPD)
Store model	▪ Quality over price ▪ Free physician consultation services ▪ Typically 200 to 300 square meters in floor area ▪ Typical store staffed with 10 employees as well as 8 manufacturer representatives	▪ Price over quality ▪ Typically between 60 to 150 square meters in floor area ▪ Stores staffed with 3 employees per shift, including an in-store pharmacist & 2 health care consultants
Corporate model	▪ Leverage higher investment with high sales turnover ▪ Organic growth through new store openings and some acquisitions	▪ Higher product margins through private-label products ▪ Growth through acquisition of stores
Geography	▪ Operates 29 stores in Hangzhou ▪ Plans to expand into other cities/towns in Zhejiang province	▪ Operates 2,479 stores in 12 provinces and 76 cities in China
Merchandising	▪ Each store offers 2500 to 7500 different products including OTC drugs, nutritional supplements, TCM products, personal care products, family care products, medical devices, and convenience products ▪ Significant revenue contribution from high margin TCM products ▪ Offers no private label products	▪ Each store carries 1,800 to 2,350 different products including OTC drugs, nutritional supplements, herbal products, personal care products, family care products and convenience products ▪ Offers 1,524 private label products

Side-by-Side Comparison with China Nepstar Chain Drugstore

CHINA JO-JO DRUGSTORE
九洲大药房

Values in millions except per store data and stores	China Jo-Jo Drugstores LTM 12/31/09 (unaudited)	China Nepstar Chain Drugstore FYE 12/31/09
Income Statement Data		
Revenues	$50.50	$324.9
Gross Profit	$14.50	$157.3
EBITDA	$10.40	$25.3
Operating Income	$9.90	$16.2
Net Income	$7.40	$20.5
Stores open @ End of Period	23	2,479
Stores opened in the last 3 months	2	156
Stores closed in the last 3 months	0	14
Revenue by store (straight average)	$2.53	$0.13
Inventory per store (average)	$0.15	$0.02
Fixed assets per store (average)	$0.17	$0.03
Sales per square feet (average)	$993	$127
Performance Measures		
Gross Margin	28.7%	48.4%
EBITDA Margin	20.6%	7.8%
Operating Margin	19.6%	5.0%
As of April 26, 2010		
Stock Price	$4.79	$7.12
Shares outstanding	13.5	105.0
Market Capitalization	64.7	747.6
LTM P/E Multiple	11.5x	37.0x
LTM EBITDA Multiple	9.4x	22.4x

CHINA JO-JO DRUGSTORE
九洲大药房

Experienced Management Team led by Founding Partners

- **Mr. Lei Liu – *Chairman and CEO***

  Founder Jiuzhou Drugstore – 2003
  - Executive Manager Hangzhou Taihe Pharmacy, 1997 – 2003
  - Graduate, Hangzhou Medical College
  - Graduate MBA, Zhejiang University



- **Mr. Chong'an Jin, MD – VP and Deputy Executive Director**

  Founder Jiuzhou Drugstore – 2003
  - General Principal, Hangzhou Qiantang Medical Outpatient Clinic, 1996 – 2003
  - Graduate, Sun Yat-Sen Medical University



- **Ms. Li Qi, MBA – Director and General Manager**

  Founder Jiuzhou Drugstore – 2003
  - Nurse, Emergency Clinic, Hangzhou People's Hospital No. 1, 1991- 2000
  - Graduate MBA, Zhejiang University



- **Mr. Bennet P. Tchaikovsky, CPA, Esq. – Chief Financial Officer**
  - Part-time CFO for VLOV (OTCBB: VLOV)
  - Former CFO for Skystar Bio-Pharmaceutical Company (NASDAQ: SKBI)
  - Graduate of Southwestern University School of Law



Growth Opportunities

CHINA JO-JO DRUGSTORE
九洲大药房

Attractive Macro Environment - China

- **Strong Economic Growth**
  - GDP increased from RMB 11 trillion ($1.6T) in 2001 to RMB 32.6 trillion ($4.7T) in 2009
  - The World Bank expects 2010 GDP growth to hit 9.5%

- **Favorable demographics**
  - 1.3 billion people
  - Population aged ≥ 65 increased from 5.6% in 1990 to 8.5% in 2008[1]

- **Urbanization**
  - Continuous rapid urbanization process
  - Urban population expected to increase to 756 million in 2020 from 502 million in 2002[2]

- **Rising healthcare expenditure**
  - Healthcare expenditure expected to increase 66% to RMB 2.5 trillion ($370B) in 2012 from RMB 1.5 trillion ($220B) in 2008[3]
  - Urban residents aged ≥ 60 spent 5x younger residents over the course of the year 2000[4]

Sources
[1] [4] China National Bureau of Statistics
[2] United Nations Population Division
[3] World Health Organization

Current Industry Environment

- **Expenses mostly paid out-of-pocket, though widening insurance coverage**
  - Government sanctioned "Healthy China 2020" program aims to provide health insurance coverage to China's entire 1.3 billion population by 2020
- **Government regulation on separation of drug prescription and dispensing**
  - Reduce the generous 15% mark-up on drugs that hospital facilities enjoy[1]
- **Other on-going government initiatives concerning:**
  - Product labeling and prescription management
  - Advertising of pharmaceutical products
  - Enhanced quality requirements for the operations of pharmacies
- **Minimal existing non-pharmaceutical sales at retail pharmacies**
- **Long industry value chain with both manufacturing and wholesaling fragmented**
  - Independent drugstores accounted for 60.7% of China's retail pharmaceutical market in 2008
  - Top 10 drugstore chains accounted for 19.0%[2]
- **High barriers of entry for foreign players**

Sources
[1] Business Monitor International,
[2] Snapshots International, Ltd

Industry Size and Growth

- Drug market expenditure increased 270% from $15.9 billion in 2004 to $43.0 billion in 2009
  - Forecast to increase to $120.7 billion by 2017
- Per capita drug expenditure increased from $12 in 2004 to $32 in 2009
  - Forecast to increase to $84 by 2017
- Non-hospital drugstores increased 176% from 239,800 in 2004 to 421,300 in 2009
  - Forecast to increase to 569,400 by 2013
- Sales by non-hospital drugstores increased 254% from $6.5 billion in 2004 to $16.5 billion in 2009
  - Forecast to increase to $27.1 billion by 2013[(1)]

Drug Market Expenditure


$140.0
$120.0
$100.0
$120.7b
$85.0
$70.0
$55.0
$40.0
$25.0
2004
2007
2009

Source: Business Monitor International

Non-Hospital Drugstores


500.0
400.0
300.0
200.0
0.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
2004
2007
2009
Units
Retail Sales

Source: Snapshot International Ltd.
(1) At an exchange rate of RMB 6.83/USD

Financial Overview

Operating Performance

- In last twelve months ending December 31, 2009, the Company generated $50.5 million (unaudited) in revenue and $10.4 million (unaudited) in EBITDA

Dollars in thousands


Revenues
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$50,544
FYE March 31, 2008
FYE March 31, 2009
LTM December 31, 2009


Gross Profit and Margin
$20,000
$10,000
$0
40.0%
30.0%
20.0%
10.0%
0.0%
23.9%
27.2%
28.7%
$14,502
FYE March 31, 2008
FYE March 31, 2009
LTM December 31, 2009


EBITDA and Margin
$15,000
$10,000
$5,000
$0
30.0%
20.0%
10.0%
18.4%
21.2%
21.4%
$10,425
FYE March 31, 2008
FYE March 31, 2009
LTM December 31, 2009


Net Income and Margin
$10,000
$5,000
$0
20.0%
10.0%
0.0%
10.8%
15.2%
14.7%
$7,449
FYE March 31, 2008
FYE March 31, 2009
LTM December 31, 2009

New Store Economics

CHINA JO-JO DRUGSTORE
九洲大药房

Approximate Size	300 square meters
Revenue Estimates	11,000 RMB/Day for the first 90/120 days (approximately $48,316 USD/month) 22,000 RMB/Day thereafter (approximately $96,632 USD/month)

New Store Set up Expenditures	RMB	USD
Inventory	1,200,000	$175,695
Decoration	600,000	$87,848
Prepaid Rent	700,000	$102,489
Pre-marketing cost	500,000	$73,206
Total Set-up expenditures	3,000,000	$439,238

CHINA JO-JO DRUGSTORE
九洲大药房

Investment Highlights

- Self-funded growth since 2003: currently 29 locations (33 scheduled by July 31, 2010) and 60 projected by March 31, 2011.
- In last twelve months ending December 31, 2009, the Company generated $50.5 million (unaudited) in revenue and $10.4 million (unaudited) in EBITDA from 23 stores
- Proven profitable business model
  - All stores that have been open for more than three months are currently profitable
  - Onsite physicians provide free consultations and complement pharmacy sales
  - Diverse and high quality product offerings including both eastern and western medicines
  - Access to two clinics with 33 licensed personnel offering out-patient services
  - Focus on high quality customer experience
  - Outsourced distribution through a certified national distributor
- Strong organic regional growth story and ample acquisition opportunities in a fragmented market
- Favorable regulatory environment for retail pharmacy chains due to recent government regulation of drug prescription and dispensing
- Attractive macro environment and demographics in China
- Experienced management with proven track record and significant management ownership (47%)

Contact Information

China Jo-Jo Drugstores, Inc.

Mr. Bennet Tchaikovsky, CFO
Phone: 310-622-4515
bennet@jojodrugstores.com
Website:www.chinajojodrugstores.com

Investor Relations:

Capital Group Communications, Inc.
Mr. Devin Bosch, President
+415-332-7200
Mr. Kevin Fickle
+925-330-8315

Outside Counsel

Richardson & Patel, LLP
10900 Wilshire Boulevard
Suite 500
Los Angeles, California 90024-6525
Telephone: (310) 208-1182
Facsimile: (310) 208-1154

Auditors

Frazer Frost, LLP
135 South State College Blvd., Suite 300
Brea, California 92821
714.990.1040
Fax: 714.671.1041